Exhibit 99.2

THE BANK OF NEW YORK MELLON CORPORATION

Financial Trends

Notes:

The following transactions/changes have impacted the reporting of our results:

On December 31, 2011, BNY Mellon sold its Shareowner Services business. In the first quarter of 2012, we reclassified the results of the Shareowner Services business from the Investment Services business to the Other segment. The reclassification did not impact the consolidated results. All prior periods have been restated.

On July 1, 2010 and August 2, 2010 we completed the acquisitions of Global Investment Servicing (“GIS”) and BHF Asset Servicing GmbH (“BAS”). The financial results for GIS are included in the Investment Services and Other businesses. The financial results for BAS are included in the Investment Services business.

On January 1, 2010, we adopted SFAS No. 167, “Amendments to FASB Interpretation No. 46 (R).” Certain investment management funds are disclosed separately on our balance sheet and securitizations are included in available-for-sale securities. The income statement separately discloses the operations of consolidated asset management funds and the net income attributable to noncontrolling interests of consolidated investment management funds; previously these were disclosed as investment management and performance fees revenue and investment and other income.

The following items have impacted the comparability of our results:

Results for the first quarter of 2010 include a charge related to special litigation reserves.

Expense efficiency restructuring charges - Recorded charges in 2010 and 2011

All of these items are detailed in the trends that follow.

Certain immaterial reclassifications have been made to prior periods to place them on a basis comparable with the current period’s presentation.

Discontinued Operations Accounting:

The income/(loss) and average assets from discontinued operations accounting have not been allocated to any business.

Average Assets:

In businesses where average deposits are greater than average loans, average assets include an allocation of investment securities equal to the difference. Consolidated average assets include average assets of discontinued operations.

Return on Common and Tangible Common Equity/Pretax Operating Margin:

Ratios are presented for continuing operations basis only. Quarterly return on common and tangible common equity ratios are annualized.

Non-GAAP Measures:

Certain Non-GAAP measures are included in the following schedules. These measures are used by management to monitor financial performance, both on a company-wide and on a business basis. These Non-GAAP measures impact certain revenue/expense categories, percentages and ratios by the exclusion and/or adjustment of items listed above and described in footnotes. For further information, see ‘Non-GAAP Financial Measures’ and ‘Supplemental Information - Explanation of Non-GAAP Financial Measures’ in The Bank of New York Mellon Corporation Quarterly Earnings Review dated January 16, 2013, furnished as an exhibit to the Report on Form 8-K to which these Financial Trends are furnished as an exhibit.

Summations may not equal due to rounding. As a result of this rounding convention, immaterial differences may exist between the business trends data versus business data on the Form 10-K for the year ended December 31, 2011 or other reports filed with the SEC.

THE BANK OF NEW YORK MELLON CORPORATION

CONTINUING OPERATIONS - 12 Quarter Trend

	2010				2011				2012
(dollar amounts in millions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr

Revenue:
Investment services fees
Asset servicing	$637	$668	$863	$908	$917	$973	$922	$885	$943	$950	$942	$945
Issuer services	333	354	364	409	351	365	442	287	251	275	311	215
Clearing services	230	245	252	278	292	292	297	278	303	309	287	294
Treasury services	131	125	139	135	134	134	133	134	136	134	138	141

Total investment services fees	1,331	1,392	1,618	1,730	1,694	1,764	1,794	1,584	1,633	1,668	1,678	1,595
Investment management and performance fees	686	686	696	800	764	779	729	730	745	797	779	853
Foreign exchange & other trading revenue	262	220	146	258	198	222	200	228	191	180	182	139
Distribution and servicing	48	51	56	55	53	49	43	42	46	46	48	52
Financing-related fees	50	48	49	48	43	49	40	38	44	37	46	45
Investment and other income	145	145	97	80	81	145	83	146	139	48	124	116

Total fee revenue	2,522	2,542	2,662	2,971	2,833	3,008	2,889	2,768	2,798	2,776	2,857	2,800
Net Securities gains (losses)	7	13	6	1	5	48	(2)	(3)	40	50	22	50

Total fee and other revenue	2,529	2,555	2,668	2,972	2,838	3,056	2,887	2,765	2,838	2,826	2,879	2,850
Income of consolidated investment management funds	65	65	37	59	110	63	32	(5)	43	57	47	42
Net interest revenue	765	722	718	720	698	731	775	780	765	734	749	725

Total revenue	3,359	3,342	3,423	3,751	3,646	3,850	3,694	3,540	3,646	3,617	3,675	3,617
Provision for credit losses	35	20	(22)	(22)	—	—	(22)	23	5	(19)	(5)	(61)
Noninterest expenses	2,310	2,219	2,429	2,624	2,578	2,645	2,573	2,546	2,551	2,572	2,584	2,683
Amortization of intangible assets	97	98	111	115	108	108	106	106	96	97	95	96

Merger & integration, litigation and restructuring charges (a)	33	(1)	71	64	11	63	92	176	109	378	26	46

Total noninterest expense	2,440	2,316	2,611	2,803	2,697	2,816	2,771	2,828	2,756	3,047	2,705	2,825
Income/ (loss) from continuing operations before taxes	884	1,006	834	970	949	1,034	945	689	885	589	975	853
Income taxes	258	304	220	265	279	277	281	211	254	93	225	207

Income/ (loss) from continuing operations	626	702	614	705	670	757	664	478	631	496	750	646
Income/ (loss) from discontinued operations, net of tax	(42)	(10)	(3)	(11)	—	—	—	—	—	—	—	—
Net income attributable to noncontrolling interest	(25)	(34)	11	(15)	(45)	(22)	(13)	27	(12)	(30)	(25)	(11)
Preferred dividends	—	—	—	—	—	—	—	—	—	—	(5)	(13)

Net income/ (loss) applicable to shareholders of The Bank of New York Mellon Corporation	$559	$658	$622	$679	$625	$735	$651	$505	$619	$466	$720	$622

EPS from continuing operations (b)	$0.49	$0.55	$0.51	$0.55	$0.50	$0.59	$0.53	$0.42	$0.52	$0.39	$0.61	$0.53

Market value of assets under management at period-end (in billions)	$1,105	$1,047	$1,141	$1,172	$1,229	$1,274	$1,198	$1,260	$1,308	$1,299	$1,359	$1,386

Market value of assets under custody and administration at period-end (in trillions) (c)	$21.4	$20.9	$23.4	$24.0	$24.6	$25.3	$24.8	$24.6	$25.3	$25.8	$26.6	$26.7

Market value of securities on loan at period-end (in billions)	$253	$248	$279	$278	$278	$273	$250	$269	$265	$275	$259	$246

Pre-tax operating margin
GAAP	26%	30%	24%	26%	26%	27%	26%	19%	24%	16%	27%	24%
Non-GAAP adjusted (d)	30%	32%	30%	30%	28%	31%	31%	28%	30%	29%	29%	27%
Return on common equity (annualized)
GAAP	8.2%	8.8%	7.8%	8.5%	7.7%	8.8%	7.6%	5.9%	7.4%	5.5%	8.3%	7.1%
Return on tangible common equity (annualized):
Non-GAAP	25.8%	25.7%	26.3%	27.5%	24.3%	26.3%	22.1%	17.7%	21.0%	15.7%	22.1%	18.8%
Percent of non-US fee and net interest revenue - GAAP	34%	35%	36%	38%	36%	37%	39%	34%	36%	37%	37%	36%
Percent of non-US fee and net interest revenue - Non-GAAP (e)	35%	35%	36%	38%	37%	37%	39%	34%	37%	37%	37%	36%

(a)	2010 and 1st quarter 2011 exclude litigation expense. For those periods, litigation is included in “Noninterest expenses”.
(b)	Includes $0.08 and $0.18 of litigation expense for 1st quarter 2010 and 2nd quarter 2012, respectively.
(c)	Preliminary. Prior periods have been restated to reflect a correction of a double-count of a portion of legacy Mellon’s assets under custody and administration.
(d)	Calculated excluding M&I expenses, restructuring charges, litigation expense, and noncontrolling interest related to consolidated asset management funds. 2010 and 1st quarter 2011 include litigation expense.
(e)	Calculated excluding net securities gains (losses) and including noncontrolling interest related to consolidated asset management funds.

Note: See pages 3 through 6 for additional details of revenue/expense items impacting continuing operations.

THE BANK OF NEW YORK MELLON CORPORATION

CONTINUING OPERATIONS - 12 Quarter Trend

FEE AND OTHER REVENUE

(dollar amounts in millions unless otherwise noted)	2010				2011				2012
	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
Investment services fees
Asset servicing	$608	$622	$826	$870	$880	$911	$881	$842	$894	$891	$893	$904
Securities lending	29	46	37	38	37	62	41	43	49	59	49	41
Issuer services	333	354	364	409	351	365	442	287	251	275	311	215
Memo: Issuer Services excluding Shareowner Services	283	298	318	360	292	314	400	245	251	275	311	215
Clearing services	230	245	252	278	292	292	297	278	303	309	287	294
Treasury services	131	125	139	135	134	134	133	134	136	134	138	141

Total investment services fees	1,331	1,392	1,618	1,730	1,694	1,764	1,794	1,584	1,633	1,668	1,678	1,595
Investment management and performance fees	686	686	696	800	764	779	729	730	745	797	779	853
Foreign exchange & other trading revenue	262	220	146	258	198	222	200	228	191	180	182	139
Distribution and servicing	48	51	56	55	53	49	43	42	46	46	48	52
Financing-related fees	50	48	49	48	43	49	40	38	44	37	46	45
Investment and other income	145	145	97	80	81	145	83	146	139	48	124	116

Total fee revenue	2,522	2,542	2,662	2,971	2,833	3,008	2,889	2,768	2,798	2,776	2,857	2,800
Net securities gains (losses)	7	13	6	1	5	48	(2)	(3)	40	50	22	50

Total fee and other revenue - Non-GAAP (a)	2,529	2,555	2,668	2,972	2,838	3,056	2,887	2,765	2,838	2,826	2,879	2,850
Less: Fee and Other revenue related to Shareowner Services	54	58	47	52	62	54	44	142	—	(3)	—	—

Total fee and other revenue ex Shareowner Services - Non-GAAP	2,475	2,497	2,621	2,920	2,776	3,002	2,843	2,623	2,838	2,829	2,879	2,850

Fee and other revenue as a percentage of total revenue - Non-GAAP (b)	75%	76%	78%	79%	78%	79%	78%	78%	78%	78%	78%	78%

Market value of assets under management at period-end (in billions)	$1,105	$1,047	$1,141	$1,172	$1,229	$1,274	$1,198	$1,260	$1,308	$1,299	$1,359	$1,386

Market value of assets under custody and administration at period-end (in trillions) (c)	$21.4	$20.9	$23.4	$24.0	$24.6	$25.3	$24.8	$24.6	$25.3	$25.8	$26.6	$26.7

Market value of securities on loan at period-end (in billions)	$253	$248	$279	$278	$278	$273	$250	$269	$265	$275	$259	$246

S&P 500 Index - period-end	1169	1031	1141	1258	1326	1321	1131	1258	1408	1362	1441	1426

S&P 500 Index - daily average	1123	1135	1095	1204	1302	1318	1227	1224	1347	1351	1400	1419

(a)	The GIS and BAS acquisitions were completed on July 1, 2010 and August 2, 2010, respectively. The Shareowner Services business was sold on December 31, 2011.
(b)	Excludes net securities gains/(losses).
(c)	Preliminary. Prior periods have been restated to reflect a correction of a double-count of a portion of legacy Mellon’s assets under custody and administration.

THE BANK OF NEW YORK MELLON CORPORATION

CONTINUING OPERATIONS

Average Balances and Interest Rates

	December 31, 2010		March 31, 2011		June 30, 2011		September 30, 2011
(dollar amounts in millions)	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates
Assets
Interest-earning assets:
Interest-bearing deposits with banks (primarily foreign)	$59,660	0.81%	$57,637	0.90%	$59,291	0.98%	$60,412	1.00%
Interest-bearing deposits with Federal Reserve & other essential banks	16,787	0.32	20,367	0.32	34,068	0.32	61,115	0.31
Other Short Term Investment (FRB)	—	—	—	—	—		—	—
Federal funds sold and securities under resale agreements	5,553	3.15	4,514	0.50	4,577	0.46	4,865	0.71
Margin loans	6,289	1.55	7,484	1.48	9,508	1.34	9,379	1.34
Non-margin loans:
Domestic offices	21,754	2.55	21,856	2.57	21,093	2.54	21,583	2.43
Foreign offices	9,486	1.53	9,226	1.44	9,727	1.53	9,527	1.52

Total non-margin loans	31,240	2.24	31,082	2.22	30,820	2.23	31,110	2.15
Securities
U.S. government obligations	11,390	1.51	12,849	1.61	14,337	1.63	14,079	1.57
U.S. government agency obligations	21,406	2.95	20,221	2.98	20,466	3.09	20,998	2.93
Obligations of states and political subdivisions	587	6.53	557	6.37	934	5.32	1,611	4.13
Other securities	31,987	3.55	31,770	3.43	33,045	3.25	34,175	3.30
Trading securities	2,698	3.02	3,698	2.44	2,877	2.44	2,509	2.62

Total securities	68,068	3.02	69,095	2.96	71,659	2.87	73,372	2.87

Total interest-earning assets	187,597	1.90	190,179	1.80	209,923	1.70	240,253	1.55
Allowance for credit losses	(530)		(494)		(463)		(437)
Cash and due from banks	4,224		4,094		4,335		5,204
Other assets	50,220		49,577		50,459		53,305
Discontinued Operations	223		—		—		—
Total Asset Consol VIE FAS 167	14,675		14,342		14,226		13,138

Total Assets	$256,409		$257,698		$278,480		$311,463

Liabilities and total equity
Interest-bearing liabilities:
Money market rate accounts	$6,296	0.40%	$5,417	0.38%	$4,029	0.41%	$4,532	0.35%
Savings	1,352	0.26	1,518	0.12	1,561	0.12	1,613	0.12
Demand Deposits	81	0.97	82	0.86	85	0.91	79	0.82
Other time deposits	29,287	0.08	32,119	0.10	34,853	0.09	35,991	0.07
Foreign offices	74,760	0.14	77,379	0.19	85,430	0.26	83,580	0.26

Total interest-bearing deposits	111,776	0.14	116,515	0.17	125,958	0.22	125,795	0.21
Federal funds purchased and securities under repurchase agreements	7,256	2.13	5,172	0.07	10,894	0.06	10,164	0.03
Trading Liabilities	1,704	2.06	2,764	1.86	1,524	2.35	1,911	1.25
Other borrowed funds	1,999	0.80	1,821	1.61	1,877	0.99	2,256	0.77
Payables to customers and broker-dealers	5,878	0.11	6,701	0.10	6,843	0.09	7,692	0.10
Long-term debt	16,624	1.87	17,014	1.87	17,380	1.63	18,256	1.60

Total interest-bearing liabilities	145,237	0.47	149,987	0.40	164,476	0.38	166,074	0.37
Total noninterest-bearing deposits	39,625		38,616		43,038		73,389
Other liabilities	24,740		22,350		23,694		25,462
Discontinued Operations	223		—		—		—
VIE Liabilities & Obligations FAS 167	13,481		13,114		12,966		11,728
Total Shareholders’ Equity	32,379		32,827		33,464		34,008
Noncontrolling interest	724		804		842		802

Total liabilities and shareholders’ equity	$256,409		$257,698		$278,480		$311,463

Net interest margin - Taxable equivalent basis		1.54%		1.49%		1.41%		1.30%

Note: Interest and average rates were calculated on a taxable equivalent basis, at tax rates of approximately 35%, using dollar amounts in thousands and the actual number of days in the year.

THE BANK OF NEW YORK MELLON CORPORATION

CONTINUING OPERATIONS

Average Balances and Interest Rates (continued)

	Quarter Ended
	December 31, 2011		March 31, 2012		June 30, 2012		September 30, 2012		December 31, 2012
(dollar amounts in millions)	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates
Assets
Interest-earning assets:
Interest-bearing deposits with banks (primarily foreign)	$43,628	1.08%	$35,095	1.30%	$38,474	0.98%	$41,201	0.96%	$41,018	0.80%
Interest-bearing deposits with Federal Reserve & other essential banks	72,118	0.32	63,525	0.27	57,904	0.27	61,849	0.21	71,794	0.21
Other Short Term Investment (FRB)	—	—	—	—	—	—	—	—	—	—
Federal funds sold and securities under resale agreements	5,271	0.64	5,174	0.73	5,493	0.62	5,315	0.64	5,984	0.56
Margin loans	11,886	1.26	12,901	1.29	13,331	1.27	13,033	1.30	13,085	1.26
Non-margin loans:
Domestic offices	21,794	2.37	20,128	2.46	19,663	2.52	18,821	2.62	20,560	2.42
Foreign offices	10,556	1.54	10,180	1.77	9,998	1.86	10,574	1.61	9,968	1.64

Total non-margin loans	32,350	2.10	30,308	2.23	29,661	2.30	29,395	2.26	30,528	2.16
Securities
U.S. government obligations	18,693	1.45	17,268	1.56	15,387	1.65	18,917	1.39	19,915	1.39
U.S. government agency obligations	25,006	2.58	32,347	2.44	39,070	2.23	41,430	1.94	41,361	1.94
Obligations of states and political subdivisions	2,452	3.47	3,354	2.97	4,777	2.65	5,933	2.57	6,154	2.52
Other securities	33,830	3.19	33,839	2.84	32,625	2.51	33,724	2.51	35,082	2.04
Trading securities	2,490	2.94	2,520	2.78	3,033	2.57	4,431	2.40	5,294	2.54

Total securities	82,471	2.60	89,328	2.44	94,892	2.25	104,435	2.06	107,806	1.90

Total interest-earning assets	247,724	1.50	236,331	1.56	239,755	1.48	255,228	1.40	270,215	1.27
Allowance for credit losses	(384)		(392)		(382)		(361)		(337)
Cash and due from banks	4,695		4,271		4,412		4,277		4,284
Other assets	52,200		49,690		49,933		48,775		50,439
Discontinued Operations	—		—		—		—		—
Total Asset Consol VIE FAS 167	11,839		11,444		11,284		10,995		11,394

Total Assets	$316,074		$301,344		$305,002		$318,914		$335,995

Liabilities and total equity

Interest-bearing liabilities:
Money market rate accounts	$4,666	0.27	$4,299	0.27	$8,236	0.24	$9,004	0.16	$5,807	0.22
Savings	1,080	0.15	704	0.10	702	0.13	730	0.17	815	0.29
Demand Deposits	83	0.77	147	0.36	185	0.32	720	1.06	2,763	0.08
Other time deposits	36,020	0.07	33,618	0.08	33,180	0.11	34,193	0.07	38,085	0.06
Foreign offices	88,494	0.22	86,670	0.15	88,179	0.13	93,613	0.10	95,249	0.09

Total interest-bearing deposits	130,343	0.18	125,438	0.14	130,482	0.13	138,260	0.10	142,719	0.09
Federal funds purchased and securities under repurchase agreements	8,008	(0.07)	8,584	(0.02)	11,254	0.01	10,092	(0.06)	10,158	0.07
Trading Liabilities	1,225	1.62	1,153	1.55	1,256	1.87	1,397	1.87	1,943	1.41
Other borrowed funds	2,159	0.93	2,579	0.79	2,550	0.99	1,855	0.72	1,869	1.15
Payables to customers and broker-dealers	8,023	0.08	7,555	0.11	7,895	0.10	8,141	0.10	8,532	0.09
Long-term debt	19,546	1.55	20,538	1.79	20,084	1.67	19,535	1.66	19,259	1.46

Total interest-bearing liabilities	169,304	0.34	165,847	0.34	173,521	0.32	179,280	0.28	184,480	0.25
Total noninterest-bearing deposits	76,309		66,613		62,860		70,230		79,987
Other liabilities	25,433		24,248		23,588		23,712		24,458
Discontinued Operations	—		—		—		—		—
VIE Liabilities & Obligations FAS 167	10,516		10,159		10,072		9,686		10,114
Total Shareholders’ Equity	33,761		33,718		34,123		34,522		34,962
Noncontrolling interest	752		759		838		1,484		1,994

Total liabilities and total equity	$316,074		$301,344		$305,002		$318,914		$335,995

Net interest margin - Taxable equivalent basis		1.27%		1.32%		1.25%		1.20%		1.09%

Note: Interest and average rates were calculated on a taxable equivalent basis, at tax rates of approximately 35%, using dollar amounts in thousands and the actual number of days in the year.

THE BANK OF NEW YORK MELLON CORPORATION

CONTINUING OPERATIONS - 12 Quarter Trend

NONINTEREST EXPENSE

	2010				2011				2012
(dollar amounts in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
Staff:
Compensation	$753	$763	$850	$871	$876	$903	$903	$885	$861	$866	$893	$911
Incentives	284	272	289	348	325	328	328	281	352	311	306	311
Employee benefits	183	199	205	198	223	232	226	216	240	238	237	235

Total staff	1,220	1,234	1,344	1,417	1,424	1,463	1,457	1,382	1,453	1,415	1,436	1,457
Professional, legal and other purchased services	241	256	282	320	283	301	311	322	299	309	292	322
Software and equipment	169	162	187	207	206	203	193	213	205	209	208	233
Net occupancy	137	143	150	158	153	161	151	159	147	141	149	156
Distribution and servicing	89	90	94	104	111	109	100	96	101	103	109	108
Sub-custodian	52	65	60	70	68	88	80	62	70	70	65	64
Business development	52	68	63	88	56	73	57	75	56	71	60	88
Other	350	201	249	260	277	247	224	237	220	254	265	255

Subtotal (a)	$2,310	$2,219	$2,429	$2,624	$2,578	$2,645	$2,573	$2,546	$2,551	$2,572	$2,584	$2,683
Amortization of intangible assets	97	98	111	115	108	108	106	106	96	97	95	96
Merger & integration, litigation and restructuring charges (b)	33	(1)	71	64	11	63	92	176	109	378	26	46

Total noninterest expense	$2,440	$2,316	$2,611	$2,803	$2,697	$2,816	$2,771	$2,828	$2,756	$3,047	$2,705	$2,825
Memo:
Total noninterest expense excluding M&I, restructuring, litigation, amortization of intangible and direct expense related to Shareowner Services -Non-GAAP (b)	$2,263	$2,170	$2,387	$2,574	$2,532	$2,598	$2,536	$2,500	$2,551	$2,572	$2,584	$2,683
Full Time Employees at period-end (c)	42,300	42,700	47,700	48,000	48,400	48,900	49,600	48,700	47,800	48,200	48,700	49,500

(a)	The GIS and BAS acquisitions were completed on July 1, 2010 and August 2, 2010, respectively. The Shareowner Services business was sold on December 31, 2011.
(b)	2010 and 1st quarter 2011 exclude litigation expense. For those periods, litigation is included in “Other”.
(c)	Represents full time employees.

THE BANK OF NEW YORK MELLON CORPORATION

ASSETS UNDER MANAGEMENT/ CUSTODY AND ADMINISTRATION / SECURITIES LENDING - 12 Quarter Trend

	2010				2011				2012
(dollar amounts in billions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
Market value of assets under management at period-end (in billions)
Institutional	$620	$595	$639	$639	$701	$733	$719	$757	$829	$835	$882	$894
Mutual Funds	396	370	418	454	451	462	406	427	404	388	398	411
Private Client	89	82	84	79	77	79	73	76	75	76	79	81
Total market value of assets under management (a)	1,105	1,047	1,141	1,172	1,229	1,274	1,198	1,260	1,308	1,299	1,359	1,386
Composition of assets under management at period-end
Equity	31%	30%	31%	32%	34%	34%	30%	31%	33%	32%	33%	33%
Fixed Income	28%	30%	30%	29%	30%	31%	35%	35%	35%	37%	37%	38%
Money Market	30%	30%	29%	29%	27%	26%	27%	26%	24%	23%	23%	22%
Alternative investments and overlay	11%	10%	10%	10%	9%	9%	8%	8%	8%	8%	7%	7%

Total	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%	100%
Market value of assets under custody and administration at period-end (in trillions) (b)	$21.4	$20.9	$23.4	$24.0	$24.6	$25.3	$24.8	$24.6	$25.3	$25.8	$26.6	$26.7
Market value of securities on loan at period-end (c)	$253	$248	$279	$278	$278	$273	$250	$269	$265	$275	$259	$246
Market Indices
S&P 500 Index (d)	1169	1031	1141	1258	1326	1321	1131	1258	1408	1362	1441	1426
S&P 500 Index - daily average	1123	1135	1095	1204	1302	1318	1227	1224	1347	1351	1400	1419
FTSE 100 Index (d)	5680	4917	5549	5900	5909	5946	5128	5572	5768	5571	5742	5898
FTSE 100 Index - daily average	5431	5361	5312	5760	5945	5906	5470	5424	5818	5555	5742	5842
MSCI World Index (d)	1201	1041	1179	1280	1335	1331	1104	1183	1312	1236	1312	1339
MSCI World Index	1162	1139	1120	1235	1319	1332	1217	1169	1268	1235	1273	1312
Barclays Capital Aggregate Bond Index (d)	300	299	329	323	328	341	346	347	351	353	368	366
NYSE & NASDAQ Share Volume (in billions)	246	299	233	219	225	213	250	206	186	192	173	174
JP Morgan G7 Currency Volatility Index - daily average (e)	11.93	12.92	12.07	12.46	11.07	11.21	12.60	12.95	10.39	10.30	8.70	7.56

(a)	Excludes securities lending cash management assets.
(b)	Preliminary. Prior periods have been restated to reflect a correction of a double-count of a portion of legacy Mellon’s assets under custody and administration.
(c)	Represents the securities on loan managed by the Investment Services business.
(d)	Period end.
(e)	The JP Morgan G7 Volatility Index is based on the implied volatility in 3-month currency options.

THE BANK OF NEW YORK MELLON CORPORATION

ASSETS UNDER MANAGEMENT NET FLOWS - 12 Quarter Trend

	2010				2011				2012
(dollar amounts in billions )	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
Market value of assets under management at beginning of period	$1,115	$1,105	$1,047	$1,141	$1,172	$1,229	$1,274	$1,198	$1,260	$1,308	$1,299	$1,359
Net Flows
Long-term	16	12	11	9	31	32	4	16	7	26	9	14
Money market	(25)	(17)	18	6	(5)	(1)	(15)	7	(9)	(14)	9	(6)

Total net flows	(9)	(5)	29	15	26	31	(11)	23	(2)	12	18	8
Net Market and currency impact/other	(1)	(53)	65	16	31	14	(65)	39	50	(21)	42	19

Market value of assets under management at end of period (a)	$1,105	$1,047	$1,141	$1,172	$1,229	$1,274	$1,198	$1,260	$1,308	$1,299	$1,359	$1,386

(a)	Excludes securities lending cash management assets.

THE BANK OF NEW YORK MELLON CORPORATION

BUSINESSES

INVESTMENT MANAGEMENT - 12 Quarter Trend

	2010				2011				2012
(dollar amounts in millions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
Revenue:
Investment management:
Mutual funds	249	254	270	293	283	290	263	237	260	270	283	293
Institutional clients	280	279	282	300	319	319	311	299	322	321	334	349
Wealth management fees	159	153	153	157	164	163	157	154	157	158	158	159

Total investment management revenue	688	686	705	750	766	772	731	690	739	749	775	801
Performance fees	13	18	16	75	17	18	11	47	16	54	10	57
Distribution and servicing	47	49	53	52	51	48	41	41	45	45	47	50
Other fee revenue (a)	8	(5)	15	17	34	24	(26)	(11)	52	13	40	25

Total fee and other revenue	756	748	789	894	868	862	757	767	852	861	872	933
Net interest revenue	51	52	50	50	52	48	51	55	55	52	52	55

Total revenue	807	800	839	944	920	910	808	822	907	913	924	988
Provision for credit losses	—	—	1	2	—	1	—	—	—	—	—	—
Noninterest expenses (ex. intangible amortization)	554	582	621	664	627	641	622	632	619	642	644	712

Income before taxes (ex. intangible amortization)	253	218	217	278	293	268	186	190	288	271	280	276
Amortization of intangible assets	59	59	58	61	55	53	53	53	48	48	48	48

Income before taxes	194	159	159	217	238	215	133	137	240	223	232	228
Average assets	$33,797	$33,938	$36,194	$37,645	$37,315	$36,741	$36,949	$37,163	$36,475	$35,970	$35,775	$37,750
Market value of assets under management at period-end (in billions) (b)	$1,105	$1,047	$1,141	$1,172	$1,229	$1,274	$1,198	$1,260	$1,308	$1,299	$1,359	$1,386
Pre-tax operating margin
GAAP	24%	20%	19%	23%	26%	24%	16%	17%	26%	24%	25%	23%
Non-GAAP (ex. intangible amortization and net distribution and servicing expense) (c)	35%	31%	29%	33%	36%	33%	26%	26%	36%	34%	34%	31%

(a)	Other revenue includes asset servicing and treasury services revenue.
(b)	Excludes securities lending cash management assets.
(c)	Distribution and servicing expense totaled $88 million, $90 million, $94 million, and $104 million, respectively, for the quarters of 2010 and $110 million, $108 million, $99 million and $95 million, respectively, for the quarters of 2011 and $100 million, $102 million, $107 million and $106 million for the quarters of 2012.

THE BANK OF NEW YORK MELLON CORPORATION

BUSINESSES

INVESTMENT SERVICES - 12 Quarter Trend

	2010				2011				2012
(dollar amounts in millions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr
Revenue:
Investment services fees
Asset servicing fees - ex. securities lending	597	609	814	855	863	891	862	823	876	872	875	885
Securities lending revenue	24	30	26	26	27	52	32	35	39	48	37	31
Issuer services	283	298	318	360	292	314	401	245	251	275	310	213
Clearing services	230	245	252	278	292	292	297	278	303	309	287	294
Treasury services	130	124	138	134	133	134	132	133	136	132	135	140

Total investment services fees	1,264	1,306	1,548	1,653	1,607	1,683	1,724	1,514	1,605	1,636	1,644	1,563
Foreign Exchange and other trading revenue	210	245	174	226	209	203	236	196	176	179	158	128
Other fee revenue (a)	64	118	87	77	73	81	68	71	71	66	77	72

Total fee and other revenue (a)	1,538	1,669	1,809	1,956	1,889	1,967	2,028	1,781	1,852	1,881	1,879	1,763
Net interest revenue	629	587	568	578	621	649	661	634	642	607	608	585

Total revenue (b)	2,167	2,256	2,377	2,534	2,510	2,616	2,689	2,415	2,494	2,488	2,487	2,348
Provision for credit losses	—	—	—	—	—	—	—	—	16	(14)	(4)	—
Noninterest expenses (ex. intangible amortization) (b)	1,364	1,465	1,570	1,692	1,702	1,777	1,849	1,706	1,779	2,097	1,735	1,765

Income before taxes (ex. intangible amortization)	803	791	807	842	808	839	840	709	699	405	756	583
Amortization of intangible assets	35	35	48	51	50	50	49	50	48	49	47	48

Income before taxes	768	756	759	791	758	789	791	659	651	356	709	535
Average loans	$14,273	$17,053	$17,941	$19,053	$20,554	$22,891	$22,879	$26,804	$25,902	$24,981	$24,365	$24,395
Average assets	$150,828	$151,917	$158,110	$173,606	$176,162	$191,756	$220,930	$228,668	$214,135	$209,454	$224,313	$242,629
Average deposits	$120,322	$120,394	$123,298	$135,711	$139,342	$153,863	$181,848	$188,539	$175,055	$172,435	$188,049	$203,715
Pre-tax operating margin
GAAP	35%	34%	32%	31%	30%	30%	29%	27%	26%	14%	29%	23%
Non-GAAP adjusted (excluding intangible amortization)	37%	35%	34%	33%	32%	32%	31%	29%	28%	16%	30%	25%
Market value of assets under custody and administration at period-end (in trillions) (c)	$21.4	$20.9	$23.4	$24.0	$24.6	$25.3	$24.8	$24.6	$25.3	$25.8	$26.6	$26.7
Market value of securities on loan at period-end (in billions) (d)	$253	$248	$279	$278	$278	$273	$250	$269	$265	$275	$259	$246

Note: On December 31, 2011, BNY Mellon sold its Shareowner Services business. In the first quarter of 2012, we reclassified the results of the Shareowner Services business from the Investment Services business to the Other segment. The reclassification did not impact the consolidated results. All prior periods have been restated.

(a)	Total fee and other revenue includes investment management fees and distribution and servicing revenue.
(b)	On July 1, 2010 and August 2, 2010 the GIS and BAS acquisitions were completed.
(c)	Preliminary. Prior periods have been restated to reflect a correction of a double-count of a portion of legacy Mellon’s assets under custody and administration.
(d)	Represents the securities on loan managed by the Investment Services business.

THE BANK OF NEW YORK MELLON CORPORATION

BUSINESSES

OTHER - 12 Quarter Trend

	2010				2011				2012
(dollar amounts in millions unless otherwise noted)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr

Revenue:
Fee and other revenue	276	170	119	167	147	269	121	240	166	112	150	185
Net interest revenue	85	83	100	92	25	34	63	91	68	75	89	85

Total revenue	361	253	219	259	172	303	184	331	234	187	239	270
Provision for credit losses	35	20	(23)	(24)	—	(1)	(22)	23	(11)	(5)	(1)	(61)
Noninterest expenses (ex. special litigation reserves, intangible amortization, M&I expenses and restructuring charges)	392	172	238	268	249	272	182	245	253	189	218	225

Income before taxes (ex. special litigation reserves, intangible amortization, M&I expenses and restructuring charges)	(66)	61	4	15	(77)	32	24	63	(8)	3	22	106
Amortization of intangible assets	3	4	5	3	3	5	4	3	—	—	—	—

M&I and restructuring charges	33	(1)	71	64	11	18	12	139	9	22	13	27

Income before taxes	(102)	58	(72)	(52)	(91)	9	8	(79)	(17)	(19)	9	79

Average loans and leases	$13,639	$13,261	$12,308	$11,808	$11,187	$10,553	$10,652	$10,223	$9,877	$10,248	$9,941	$10,740
Average assets	$39,892	$42,726	$45,774	$44,936	$44,221	$49,983	$53,584	$50,243	$50,734	$59,578	$58,826	$55,616

Note: On December 31, 2011, BNY Mellon sold its Shareowner Services business. In the first quarter of 2012, we reclassified the results of the Shareowner Services business from the Investment Services business to the Other segment. The reclassification did not impact the consolidated results. All prior periods have been restated.

THE BANK OF NEW YORK MELLON CORPORATION

BUSINESSES

	Investment Management			Investment Services			Other			Consolidated Results
(dollar amounts in millions unless otherwise noted)	2012	2011	2010	2012	2011	2010	2012	2011	2010	2012 (c)	2011 (c)	2010 (c)
Revenue:
Investment services fees
Asset servicing	117	112	94	3,663	3,585	2,981	—	—	1	3,780	3,697	3,076
Issuer services	—	—	—	1,049	1,252	1,259	3	193	201	1,052	1,445	1,460
Clearing services	—	—	—	1,193	1,159	1,005	—	—	—	1,193	1,159	1,005
Treasury services	2	2	3	543	532	526	4	1	1	549	535	530

Total investment services fees	119	114	97	6,448	6,528	5,771	7	194	203	6,574	6,836	6,071
Investment management fees	3,064	2,959	2,829	55	53	38	—	3	3	3,119	3,015	2,870
Performance fees	137	93	122	—	1	1	(1)	—	—	136	94	123
Foreign exchange and other trading revenue	9	—	10	641	844	855	42	4	21	692	848	886
Distribution and servicing	187	181	201	5	6	8	—	—	1	192	187	210
Financing-related fees	6	6	6	41	46	45	125	118	144	172	170	195
Investment and other income	(3)	(100)	(90)	174	187	254	288	411	345	459	498	509

Total fee revenue	3,519	3,253	3,175	7,364	7,665	6,972	461	730	717	11,344	11,648	10,864
Net Securities gains (losses)	(1)	1	12	11	—	—	152	47	15	162	48	27

Total fee and other revenue	3,518	3,254	3,187	7,375	7,665	6,972	613	777	732	11,506	11,696	10,891
Net interest revenue (expense)	214	206	203	2,442	2,565	2,362	317	213	360	2,973	2,984	2,925

Total revenue	3,732	3,460	3,390	9,817	10,230	9,334	930	990	1,092	14,479	14,680	13,816
Provision for credit losses	—	1	3	(2)	—	—	(78)	—	8	(80)	1	11
Noninterest expenses (ex. M&I expenses and intangible amortization)	2,617	2,522	2,421	7,376	7,034	6,091	869	1,037	1,098	10,862	10,593	9,610

Income before taxes (ex. M&I expenses and intangible amortization)	1,115	937	966	2,443	3,196	3,243	139	(47)	(14)	3,697	4,086	4,195
Amortization of intangible assets	192	214	237	192	199	169	—	15	15	384	428	421
Merger & integration expense	—	—	—	—	—	—	87	91	139	87	91	139

Income before taxes and noncontrolling interest	923	723	729	2,251	2,997	3,074	52	(153)	(168)	3,226	3,567	3,635

Average loans	$7,950	$6,970	$6,461	$24,911	$23,298	$17,096	$10,199	$10,651	$12,748	$43,060	$40,919	$36,305
Average assets	$36,493	$37,041	$35,407	$222,752	$204,569	$158,676	$56,136	$49,535	$43,353	$315,381	$291,145	$237,436
Average deposits	$11,684	$10,113	$8,240	$184,927	$166,076	$124,969	$7,599	$6,490	$6,229	$204,210	$182,679	$139,438

Market value of assets under management at period-end (in billions)	$1,386	$1,260	$1,172	$—	$—	$—	$—	$—	$—	$1,386	$1,260	$1,172

Market value of assets under custody and administration at period-end (in trillions) (a)	$—	$—	$—	$26.7	$24.6	$24.0	$—	$—	$—	$26.7	$24.6	$24.0

Market value of securities on loan at period-end (in billions)	$—	$—	$—	$246	$269	$278	$—	$—	$—	$246	$269	$278

Pre-tax operating margin - GAAP	25%	21%	22%	23%	29%	33%	n/m	n/m	n/m	22%	24%	26%
Pre-tax operating margin (ex. intangible amortization) - Non-GAAP	30%	27%	29%	25%	31%	35%	n/m	n/m	n/m	25%	27%	29%
Pre-tax operating margin - Non-GAAP (b)	30%	27%	29%	30%	31%	34%	n/m	n/m	n/m	25%	28%	32%

Memo:
Securities Lending Revenue										198	183	150

Note: On December 31, 2011, BNY Mellon sold its Shareowner Services business. In the first quarter of 2012, we reclassified the results of the Shareowner Services business from the Investment Services business to the Other segment. The reclassification did not impact the consolidated results. All prior periods have been restated.

(a)	Preliminary. Prior periods have been restated to reflect a correction of a double-count of a portion of legacy Mellon’s assets under custody and administration.
(b)	Excludes M&I expenses, tax settlements, support agreement charges, restructuring charges, special litigation, investment write-downs and intangible amortization expense.
(c)	Total fee and other revenue and income before taxes for the years 2010, 2011 and 2012 includes income from consolidated investment management funds of $226 million, $200 million and $189 million, respectively, net of income attributable to noncontrolling interests of $59 million, $50 million, and $76 million, respectively. The net of these income statement line items of $167 million, $150 million, and $113 million, respectively, are included above in fee and other revenue.

n/m - not meaningful

Note: See pages 9-11 for details of revenue/expense items impacting respective business results.

THE BANK OF NEW YORK MELLON CORPORATION

CONTINUING OPERATIONS - 12 Quarter Trend

NONPERFORMING ASSETS

	2010				2011				2012
(dollar amounts in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr

Loans:
Other residential mortgages	$204	$229	$238	$244	$245	$236	$228	$203	$188	$177	$166	$158
Wealth Management	58	62	66	59	56	31	32	32	35	35	33	30
Commercial real estate	50	49	39	44	36	28	28	40	39	30	29	18
Commercial	40	40	35	34	32	31	21	21	32	31	29	27
Foreign	7	7	—	7	7	13	13	10	10	9	9	9
Financial Institutions	95	13	16	5	4	4	12	23	14	3	3	3

Total nonperforming loans	454	400	394	393	380	343	334	329	318	285	269	245
Other assets owned	5	6	7	6	6	8	10	12	13	9	5	4

Total nonperforming assets (a)	$459	$406	$401	$399	$386	$351	$344	$341	$331	$294	$274	$249

Nonperforming assets ratio	1.35%	1.09%	1.06%	1.06%	0.96%	0.83%	0.76%	0.78%	0.77%	0.65%	0.60%	0.53%
Nonperforming assets ratio excluding margin loans	1.58%	1.29%	1.26%	1.29%	1.26%	1.08%	0.98%	1.09%	1.11%	0.92%	0.83%	0.74%

Allowance for loan losses/nonperforming loans	114.5	135.5	135.5	126.7	122.9	128.6	117.4	119.8	121.4	127.0	126.0	108.6
Allowance for loan losses/nonperforming assets	113.3	133.5	133.2	124.8	121.0	125.6	114.0	115.5	116.6	123.1	123.7	106.8
Total allowance for credit losses/nonperforming loans	140.5	161.3	154.3	145.3	145.8	156.0	149.1	151.1	155.3	163.9	169.5	158.0
Total allowance for credit losses/nonperforming assets	139.0	158.9	151.6	143.1	143.5	152.4	144.8	145.7	149.2	158.8	166.4	155.4

(a)	Loans of consolidated investment management funds are not part of BNY Mellon’s loan portfolio. Included in these loans are nonperforming loans for the 1st, 2nd, 3rd and 4th quarters of 2010 of $150 million, $131 million, $231 million and $218 million, respectively, and for 1st, 2nd, 3rd and 4th quarters of 2011 of $239 million, $216 million, $265 million, and $101 million, respectively, and for the 1st, 2nd, 3rd and 4th quarters of 2012 $180 million, $155 million, $153 million, and $174 respectively. These loans are recorded at fair value and therefore do not impact the provision for credit losses and allowance for loan losses, and accordingly are excluded from the nonperforming assets table above.

THE BANK OF NEW YORK MELLON CORPORATION

CONTINUING OPERATIONS - 12 Quarter Trend

ALLOWANCE FOR CREDIT LOSSES, PROVISION AND NET CHARGE-OFFS

	2010				2011				2012
(dollar amounts in millions)	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr	1st Qtr	2nd Qtr	3rd Qtr	4th Qtr

Allowance for credit losses:
Allowance for credit losses	$503	$520	$542	$534	$498	$467	$441	$392	$394	$386	$362	$339
Allowance for unfunded commitments	125	118	103	74	73	87	94	106	103	108	105	117

Allowance for credit losses – beginning of period	628	638	645	608	571	554	535	498	497	494	467	456

Net (charge-offs)/recoveries
Charge-offs	(37)	(14)	(17)	(17)	(19)	(21)	(17)	(25)	(10)	(10)	(8)	(10)
Recoveries	12	1	2	2	2	2	2	1	2	2	2	2

Total Net (charge-offs)/recoveries	(25)	(13)	(15)	(15)	(17)	(19)	(15)	(24)	(8)	(8)	(6)	(8)

Provision for credit losses	35	20	(22)	(22)	—	—	(22)	23	5	(19)	(5)	(61)

Allowance for credit losses – end of period	638	645	608	571	554	535	498	497	494	467	456	387

Allowance for loan losses	$520	$542	$534	$498	$467	$441	$392	$394	$386	$362	$339	$266
Allowance for unfunded commitments	118	103	74	73	87	94	106	103	108	105	117	121

Allowance for credit losses – end of period	638	645	608	571	554	535	498	497	494	467	456	387

Allowance for loan losses as a percentage of total loans	1.54%	1.46%	1.41%	1.32%	1.17%	1.05%	0.87%	0.90%	0.90%	0.80%	0.74%	0.57%